SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12

ONVIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2016 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

Seattle,
Washington
April 7, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of the Stockholders of Onvia, Inc. The Annual Meeting will be held on May 18, 2016 at 1:00 p.m. Pacific Time, at our executive offices located at 509 Olive Way, Suite 400, Seattle, Washington 98101.

The principal business of the Annual Meeting is stated on the attached notice of Annual Meeting of Stockholders and includes the election of three directors, ratification of our current independent registered public accounting firm and an advisory resolution to approve the compensation of Onvia’s named executive officers. Our Board of Directors recommends a vote FOR these items, as described in this Proxy Statement.

Please read this Proxy Statement carefully to learn more about this and related matters. Our Annual Report for 2015 is also included to give you more information about our progress.

Your VOTE is important. Whether or not you plan to attend the Annual Meeting, please vote your shares using the Internet, the phone, or by mail by returning the proxy card enclosed.

Henry G. Riner

President & CEO

Notice of Annual Meeting of Stockholders

When:	1:00 p.m., Pacific Time, May 18, 2016

Where:	509 Olive Way, Suite 400 Seattle, Washington 98101

Record Date:	March 21, 2016

Agenda:	1.	To elect two Class I directors to serve a term of three years and to elect one director as a Class II director to serve a term of one year, each as nominated by our Board of Directors.

	2.	The ratification of the appointment of Moss Adams LLP as Onvia’s independent registered public accounting firm for fiscal year 2016.

	3.	An advisory resolution to approve the compensation of Onvia’s Named Executive Officers.

	4.	Any other business that may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR the nominees for director, FOR ratification of the appointment of Moss Adams LLP as Onvia’s independent registered public accounting firm, and FOR the advisory resolution to approve the compensation of Onvia’s Named Executive Officers.

More information on all of these matters is included in the following Proxy Statement. You are entitled to vote on these matters and to attend the Annual Meeting if you held of record Onvia shares as of the close of business on our record date, March 21, 2016.

This Proxy Statement is being sent to Onvia’s stockholders on or about April 7, 2016.

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders:

A Notice of Internet Availability of Proxy Materials (“Notice”) will be mailed to all stockholders rather than mailing a full paper set of the materials, unless a stockholder has previously requested hard copy materials. The Notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. This process is more environmentally friendly and reduces our costs to print and distribute these materials. For those stockholders that have previously requested to receive a paper copy of the materials, a full set of paper proxy materials will be sent via first class U.S. mail.

Voting by the Internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the Internet or telephone, you help us reduce postage and proxy tabulation costs. Voting now by Internet, phone or mail will not prevent you from changing your vote later. Instructions for changing your vote are given on page 2.

For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our executive offices located at 509 Olive Way, Suite 400, Seattle, Washington 98101.

This Proxy Statement and 2015 Annual Report are available at http://www.edocumentview.com/ONVI.

ONVIA, INC.

509 Olive Way, Suite 400

Seattle, Washington 98101

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 18, 2016

The Board of Directors of Onvia, Inc. (“Onvia”) is issuing this Proxy Statement to solicit proxies for the Annual Meeting of Stockholders on May 18, 2016 at 1:00 p.m. Pacific Time, at 509 Olive Way, Suite 400, Seattle, Washington 98101. This Proxy Statement contains important information about the business matters that will be voted on at the Annual Meeting. In accordance with rules of the Securities and Exchange Commission (the “SEC”), we sent a Notice of Internet Availability of Proxy Materials on or about April 7, 2016 and provided access to our proxy materials over the Internet beginning on or before that date, to the holders of record and beneficial owners of our common stock as of the close of business on March 21, 2016 (the “Record Date”).

GENERAL INFORMATION

Voting Rights and Quorum

Stockholders eligible to vote at the Annual Meeting are those identified as owners of record at the close of business on the Record Date. Each outstanding share of common stock is entitled to one vote on all items presented at the Annual Meeting. At the close of business on March 21, 2016, Onvia had 7,125,484 shares of common stock outstanding and entitled to vote.

A majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (as described under the heading “Proxies Not Returned and Broker Non-Votes”) are counted as present and entitled to vote for purposes of determining a quorum.

Proxies Not Returned and Broker Non-Votes

If your shares are held in your name, you must return your proxy, vote by telephone or via the Internet, or attend the Annual Meeting in person in order to vote on the proposal. A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item. If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”). Proposals 1 and 3 are not "discretionary" items. Accordingly, if you are a beneficial owner, your broker, bank, or other holder of record may not vote your shares on Proposals 1 and 3 without your voting instructions on those proposals, because such proposals are considered “non-discretionary.”

Vote Required

With respect to Proposal No. 1, Directors are elected by a plurality of the votes cast for election of directors. Only votes for or withheld will affect the outcome. If a stockholder does not vote for the election of directors because the authority to vote is withheld, the proxy is not returned, the broker holding the shares does not vote, or some other reason, the shares will not count in determining the total number of votes for each nominee. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the proposal. Proxies signed and unmarked will be voted FOR the nominee for director.

With respect to Proposal No. 2, the proposed ratification of the appointment of Moss Adams LLP as Onvia’s independent registered public accounting firm will be adopted if a majority of the shares present in person or by proxy and entitled to vote on this matter are cast for the proposal. You may vote for, against or abstain from approving the proposal. Abstentions will have the same effect as a vote “against” the proposal.

With respect to Proposal No. 3, the advisory resolution approving the compensation of our named executed officers, to be approved the proposal must receive for votes from holders of a majority of our shares present, in person, or represented by proxy, and entitled to vote. You may vote for, against, or abstain from Proposal No. 2. Abstentions will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proxy Solicitation

The accompanying proxy is solicited by the Board of Directors for use at the Annual Meeting. We will bear the costs of soliciting proxies. In addition to soliciting stockholders by mail and through our employees, we may request banks, brokers, custodians, nominees, and fiduciaries to solicit customers for whom they hold shares of our common stock, and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our directors, officers, and others to solicit proxies, personally, by telephone or otherwise, without additional compensation. We have not retained the services of a proxy solicitor in connection with the Annual Meeting.

Voting of Proxies and Revocation

The shares represented by the proxy cards properly submitted, and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned but not marked will be voted by the persons named in the proxy card as recommended by our Board of Directors and in accordance with the best judgment of the named proxies on any other matters that may come before the meeting. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to Onvia’s Corporate Secretary a written instrument revoking the proxy with a later date, or by attending the Annual Meeting and voting in person.

We urge you to promptly vote and submit your proxy by telephone, over the Internet, or, if you are requesting hard copy materials, including a proxy card, by signing, dating, and returning the hard copy proxy card in the prepaid return envelope provided. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Onvia is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each stockholder by use of a control number to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Onvia’s Board of Directors currently consists of six directors.

For election purposes, the Board is divided into three classes. Each class serves a different three-year term, such that one of the three classes stands for election each year. Two Class I directors will be elected at the 2016 Annual Meeting. D. Van Skilling and James L. Brill have been designated by the Board as the nominees for election as Class I directors for a term expiring at the Annual Meeting of Stockholders in 2019, and until their successors are duly elected and qualified. Henry G. Riner, currently a Class I director, has been designated by the Board as a nominee for election as a Class II director for a term currently expiring at the Annual Meeting of Stockholders in 2017. Each of these individuals currently serve as a director of Onvia. The recommendation of the Board is based on its carefully considered judgment that the experience, record and qualifications of each nominee make each individual the best candidate to serve on the Board.

Class I Director Nominees (If Elected, Terms Expire at the 2019 Annual Meeting)

James L. Brill, age 64, has served as a director of Onvia since March 2004. Since September 2012, he has served as Chief Administrative Officer of On Assignment, Inc., a staffing agency for science, information technology and healthcare professionals. He served as Senior Vice President of Finance and Chief Financial Officer of On Assignment from January 2007 to August 2012. From July 1999 to December 2006, he served as Vice President of Finance and Chief Financial Officer of Diagnostic Products Corporation, a medical diagnostics manufacturer. From August 1998 to June 1999, Mr. Brill served as Chief Financial Officer of Jafra Cosmetics International, a cosmetics manufacturer. He also served as Vice President of Finance and Administration and Chief Financial Officer of Vertel Corporation, a telecommunications software developer, from 1996 to 1998. Mr. Brill is qualified to serve on our Board because he brings a strong executive background, with extensive experience in corporate finance, accounting and strategic planning.

D. Van Skilling, age 82, has served as a director of Onvia since November 2004, and effective November 2010, was appointed Non-Executive Chairman of the Board. He has been President of Skilling Enterprises, a consulting firm, since March 1999. He retired in April 1999 as Chairman and Chief Executive Officer of Experian Information Solutions Inc., provider of consumer and business credit and direct marketing services, positions he held since Experian was formed in 1996. Previously he was employed by TRW, Inc., an automotive, aerospace, and credit-reporting company, for twenty-seven years, and was Executive Vice President from 1989 to 1996. He is a director of The American Business Bank, a financial services company, and a former director of First Advantage Corporation, a background screening provider, First American Corporation, a title insurance and settlement services provider, and a former director and non-executive Chairman of CoreLogic, Inc., an information service provider. Mr. Skilling is qualified to serve on our Board because he brings a strong executive background with extensive executive experience in general management, corporate finance and strategic planning, corporate governance and public company executive compensation.

Class II Director Nominee (If Elected, Term Expires at the 2017 Annual Meeting)

Henry G. Riner, age 65, has served as a director of Onvia since November 2010, and was appointed President and Chief Executive Officer of Onvia effective October 2010. Before joining Onvia, Mr. Riner was Chief Executive Officer of OSG Billing Services (“OSG”), a New Jersey-based company that provides web-based invoice and statement printing services, since 2009. From 2006 to 2008, he served as Chief Executive Officer of CoAMS, Inc., a trade promotions management company, and Chief Executive Officer of SourceLink, Inc. (“SourceLink”), a direct marketing services provider, from 1997 to 2005. Prior to SourceLink, Mr. Riner was Chief Executive Officer of University Microfilm (now known as ProQuest), the information and learning division of Bell and Howell Company, from 1994 until 1997. As President and Chief Executive Officer, Mr. Riner serves as the primary liaison between the Board and management and as the executive with overall responsibility for executing Onvia’s strategic plan, which uniquely qualifies him to serve on our Board. On March 28, 2016, Onvia and Mr. Riner entered into a Transition and Release Agreement that sets forth the terms pursuant to which Mr. Riner will retire as President and Chief Executive Officer of Onvia. Mr. Riner will transition into a planned retirement and a 12-month consulting relationship with Onvia no later than June 30, 2017 or such earlier date that Onvia selects and announces a new Chief Executive Officer. It is expected that Mr. Riner will not be nominated by Onvia’s Board of Directors for election as a director upon expiration of his term (if elected) expiring at the 2017 Annual Meeting of Stockholders.

The Board of Directors Recommends a Vote “FOR”

the Board’s Nominees.

Current Directors not up for election at the 2016 Annual Meeting:

Class II Director (Term Expires at the 2017 Annual Meeting)

Roger L. Feldman, age 54, has served as a director of Onvia since March 2004. Mr. Feldman is a principal of West Creek Capital, an investment firm he co-founded in 1992. Prior to forming West Creek Capital, Mr. Feldman was an investment banker and an attorney. Mr. Feldman is qualified to serve on our Board because he brings a strong background in business and finance, corporate and securities laws and corporate governance matters.

Class III Directors (Term Expires at the 2018 Annual Meeting)

Jeffrey C. Ballowe, age 60, has served as a director of Onvia since December 1999. Mr. Ballowe retired from Ziff Davis, a publisher and Internet company, in 1998 where he was President of the Interactive Media Division. While at Ziff Davis, Mr. Ballowe also served as the Publisher of PC Magazine, Executive Vice President and Group Publisher of several other magazines, and managed Ziff Davis’ large account network sales group. At Ziff Davis, Mr. Ballowe also led the launches of ZDNet, a business technology news website, ZDTV (became TechTV), a 24-hour cable and satellite channel, and the initial Ziff Davis and Softbank investments in Yahoo!, Inc. Mr. Ballowe has served on a number of public and private company boards besides Onvia, including NBCi. He currently advises Anvato, Inc. and REDBOOKS, Inc. Mr. Ballowe is qualified to serve on our Board because he brings a strong background in business and finance, with extensive experience in sales and marketing, strategic planning, and public company executive compensation.

George I. Stoeckert, age 67, has served as a director of Onvia since June, 2015. Mr. Stoeckert is an independent investor and advisor. Mr. Stoeckert most recently served as President, North America and Internet Solutions at Dun & Bradstreet, Inc. from 2009 through mid-2011. Previously, Mr. Stoeckert was an Executive Officer at Automatic Data Processing, Inc. (“ADP”), where for nearly 17 years he held various senior leadership positions. Prior to ADP, Mr. Stoeckert was with Ryder Systems, Inc. where for nearly 17 years he held positions in general management, mergers and acquisitions, strategy and financial roles. He has also served on the boards of several venture capital stage and joint venture companies including as an acting director of Careerbuilder, Inc., an online recruiting company, and member of the board of Capital Re Corporation, a financial guarantee company. Mr. Stoeckert is presently on the boards of The Brink’s Company, a global security-related services company, and Theragenics Corporation, a medical device company. Mr. Stoeckert is also an advisor to Bridge Growth Partners LLC, a mid-market private equity firm. Mr. Stoeckert is qualified to serve on our Board because he has a strong background in business and finance, strategy, mergers and acquisitions, international business and corporate governance.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Moss Adams LLP (“Moss Adams”) as our independent registered public accounting firm for the 2016 fiscal year, and has further directed that management submit the appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Moss Adams are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Moss Adams as our independent registered public accounting firm is not required. Current law, rules, and regulations, as well as the charter of the Audit Committee require the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Moss Adams to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm, and may retain that firm or another without resubmitting the matter to the stockholders. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Onvia and our stockholders.

The Board of Directors Recommends a Vote “FOR” Proposal 2

PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF

NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are able to vote to approve, on a nonbinding, advisory basis, not less frequently than once every three years, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on our named executive officers’ compensation. Although this advisory vote is nonbinding, our Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

Our executive compensation program is designed to:

•	Attract qualified, experienced executive officers who will enable us to achieve our business objectives;

•	Retain and motivate our executive officers to achieve superior performance;

•	Reward performance; and

•	Align the interests of our executive officers with those of our stockholders by motivating them to increase stockholder value.

Onvia has not granted any additional bonuses, stock awards or option awards for its Named Executive Officers in the last two fiscal years as a result of specific corporate performance targets not being met. Onvia continues to believe in pay for performance and has adopted an incentive program which pays out only upon achieving performance goals.

We encourage stockholders to read the Executive Compensation section in this Proxy Statement. The Compensation Committee and our Board of Directors believe that our executive compensation programs are effective in achieving our goals and that the named executive officers in this Proxy Statement have contributed to our success.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of Onvia, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Executive Compensation section, the Summary Compensation Table, and the other related tables and disclosures in the Proxy Statement for the 2016 Annual Meeting of Stockholders of Onvia, Inc.

The Board of Directors Recommends a Vote “FOR”

the Advisory Resolution to Approve the Compensation of our Named Executive Officers.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 7, 2016, certain information with respect to the beneficial ownership of Onvia’s common stock by: (i) each stockholder known by Onvia to be the beneficial owner of more than 5% of its common stock; (ii) each of its directors; (iii) the Named Executive Officers identified in the 2016 Summary Compensation Table set forth below in this Proxy Statement; and (iv) all executive officers and directors as a group.

	Number of Shares	Percent of
Name and Address of Beneficial Owner (1)	Beneficially Owned (2)	Class (3)
Asamara, LLC (4)	1,236,481	17.35%
James F. Adelson
Stephen J. Heyman
15 East 5th Street, Suite 3200
Tulsa, OK 74103
Roger L. Feldman, Director (5) (6)	578,066	8.06%
3 Bethesda Metro Center, Suite 810
Bethesda, MD, 20814
Harvey Hanerfeld (5) (7)	515,984	7.24%
3 Bethesda Metro Center, Suite 810
Bethesda, MD, 20814
Lloyd I. Miller III (8)	971,559	13.63%
3300 South Dixie Hwy, Suite I-365
West Palm Beach, Florida 33405
Minerva Advisors LLC (9)	456,653	6.41%
Minerva Group, LP
Minerva GP, LP
Minerva GP, Inc.
David P. Cohen
50 Monument Road, Suite 201
Bala Cynwyd, PA 19004
Jeffrey C. Ballowe, Director (10)	145,908	2.03%
D. Van Skilling, Chairman of the Board (11)	107,278	1.49%
James L. Brill, Director (12)	80,562	1.12%
Henry G. Riner, CEO and President (13)	196,888	2.69%
George I. Stoeckert, Director	7,600	*
Cameron S. Way, Sr. VP, Chief Financial Officer (14)	95,902	1.33%
Naveen Rajkumar, Sr. VP, Chief Information Officer (15)	84,893	1.18%
All directors and executive officers as a group (12 persons) (16)	1,389,713	17.88%

*	Less than 1%
(1)	Except as otherwise indicated, the persons or entities named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information in the footnotes to this table.

(2)	Under the SEC’s rules, a person is deemed to be the beneficial owner of shares that can be acquired by such person upon the exercise of options within 60 days of March 7, 2016.
(3)	Calculated on the basis of 7,125,484 shares of common stock outstanding as of March 7, 2016, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after March 7, 2016 are deemed to be outstanding for the purpose of calculating that stockholder’s beneficial ownership.
(4)	According to Schedule 13D filed on January 4, 2016, Asamara, LLC beneficially owns 1,236,481 shares. Ellbar Partners Management, LLC (“EP Management”), as the sole manager of Asamara, LLC, beneficially owns 1,236,481 shares. James F. Adelson and Stephen J. Heyman are joint managers of EP Management. Mr. Adelson and Mr. Heyman are reported to have shared voting and dispositive power over 1,236,481 shares.
(5)	According to Schedule 13G/A filed on February 16, 2016, Mr. Feldman and Mr. Hanerfeld are the sole owners and managing members of West Creek Capital, LLC (“West Creek”), which is the investment adviser to West Creek Partners Fund L.P., or Partners Fund, which owns 407,502 shares and WC Select LP, which owns 77,866 shares. Mr. Feldman and Mr. Hanerfeld are member owners of Oliver Street Capital, LLC, which owns 8,386 shares. Mr. Feldman and Mr. Hanerfeld may be deemed to have the shared power to direct the voting and disposition of the shares owned by the Partners Fund, WC Select LP and Oliver Street Capital.

(6)	According to Schedule 13G/A filed on February 16, 2016, Mr. Feldman’s beneficial ownership includes 407,502 shares owned by the Partners Fund, 8,386 shares owned by Oliver Street Capital, 77,866 shares owned by WC Select LP, 37,500 shares personally owned by Mr. Feldman, 10,000 shares issuable upon exercise of options granted to Mr. Feldman under the 1999 Stock Option Plan (the “1999 Plan”), 34,812 shares issuable upon exercise of options granted to Mr. Feldman under the Onvia, Inc. 2008 Equity Incentive Plan (the “2008 Plan”), and 2,000 shares issuable upon exercise of options granted to Mr. Feldman under the 2000 Directors’ Stock Option Plan (the “Director’s Plan”), all of which are exercisable within 60 days of March 7, 2016.
(7)	According to Schedule 13G/A filed on February 16, 2016, Mr. Hanerfeld’s beneficial ownership includes 407,502 shares owned by the Partner’s Fund, 77,866 shares owned by WC Select LP, 8,386 shares owned by Oliver Street Capital, and 22,230 shares personally owned by Mr. Hanerfeld.
(8)	According to Schedule 13G/A filed on February 2, 2016, Mr. Miller has sole dispositive and voting power with respect to 971,559 shares as (i) the manager of a limited liability company that is the general partner of a certain limited partnerships, (ii) the manager of a limited liability company that is the adviser to a certain trust, and (iii) an individual.
(9)	According to Schedule 13G filed on February 5, 2016, Minerva GP, LP and Minerva GP, Inc. are general partners to Minerva Group, LP and beneficially own 299,553 shares together with Minerva Advisors LLC and Mr. Cohen. Minerva Advisors LLC and Mr. Cohen beneficially own 154,500 shares. Mr. Cohen personally owns 2,600 shares.
(10)	Mr. Ballowe’s beneficial ownership includes 93,362 shares, 21,000 shares issuable upon exercise of options granted under the 1999 Plan, 29,546 shares issuable upon exercise of options granted under the 2008 Plan, and 2,000 shares issuable upon exercise of options granted to Mr. Ballowe under the Directors’ Plan, all of which are exercisable within 60 days of March 7, 2016.

(11)	Mr. Skilling’s beneficial ownership includes 40,152 shares, 10,000 shares issuable upon exercise of options granted under the 1999 Plan, 55,126 shares issuable upon exercise of options granted under the 2008 Plan, and 2,000 shares issuable upon exercise of options granted to Mr. Skilling under the Directors’ Plan, all of which are exercisable within 60 days of March 7, 2016.
(12)	Mr. Brill’s beneficial ownership includes 33,750 shares, 10,000 shares issuable upon exercise of options granted under the 1999 Plan, 34,812 shares issuable upon exercise of options granted under the 2008 Plan, and 2,000 shares issuable upon exercise of options granted to Mr. Brill under the Directors’ Plan, all of which are exercisable within 60 days of March 7, 2016.
(13)	Mr. Riners’s beneficial ownership includes 6,500 shares, 638 shares held in the Unitized Fund under the Onvia 401(k) Plan, and 189,750 shares issuable upon exercise of options granted to Mr. Riner under the 2008 Plan, all of which are exercisable within 60 days of March 7, 2016.
(14)	Mr. Way’s beneficial ownership includes 25,448 shares, 1,329 shares held in the Unitized Fund under the Onvia 401(k) Plan, and 69,125 shares issuable upon exercise of options granted under the 2008 Plan, all of which are exercisable within 60 days of March 7, 2016.
(15)	Mr. Rajkumar’s beneficial ownership includes 4,268 shares, and 80,625 shares issuable upon exercise of options granted under the 2008 Plan, which are exercisable within 60 days of March 7, 2016.
(16)	Includes 574,046 shares of common stock subject to options exercisable within 60 days of March 7, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Onvia’s directors, its executive officers, and persons who beneficially own more than 10% of its common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership of Onvia’s common stock with the SEC.

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations from certain reporting persons that no other reports were required, the Company believes that during 2015 all reporting persons complied with all applicable filing requirements.

CORPORATE GOVERNANCE

Board of Directors and Committee Information

The Board of Directors has determined that each of Onvia’s directors, with the exception of Onvia’s President and Chief Executive Officer, is independent within the meaning of NASDAQ’s listing standards. At each Board meeting the independent directors meet in separate executive session without any member of management present. The Chairman of the Board presides over these meetings.

The Board has determined that it is currently best served by an independent Chairman. Accordingly, Mr. Riner serves as President and Chief Executive Officer and Mr. Skilling serves as Chairman. Mr. Skilling has traditional responsibilities of a board chairman, including managing the Board’s agenda. This structure ensures a greater role for the independent directors in the oversight of the Company while allowing our President and Chief Executive Officer to focus on his primary responsibility for the operational leadership and strategic direction of the Company.

The Board is actively involved in oversight of risks that could affect Onvia. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Onvia.

The Board of Directors has three committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, Compensation Committee and Nominating and Governance Committee.

The Board of Directors met 7 times during 2015. During the year, all of our directors attended 75% or more of the Board meetings and meetings of the committees on which they served. The following table shows which directors presently serve on each committee and how many times the committees met in 2015.

Name	Audit	Compensation	Nominating and Governance
Jeffrey C. Ballowe		X
James L. Brill	Chair		X
Roger L. Feldman	X	X	Chair
Henry G. Riner
D. Van Skilling	X
George I. Stoeckert		Chair	X

Total Meetings in 2015 (not including actions taken by Unanimous Consent)	4	2	1

In 2014, Onvia formed an independent Rights Plan Special Committee, consisting of two directors, to periodically evaluate whether stockholders could acquire shares above the Rights Plan limits without jeopardizing the value of its NOLs.

Changes in Board of Directors and Committee Composition. The following changes in the composition of the Board of Directors and its committees occurred since the 2015 Annual Meeting:

•	On May 6, 2015, Mr. Skilling resigned as Chair of the Compensation Committee and Mr. Feldman was appointed to serve as a member of the Compensation Committee.

•	On June 30, 2015, at the recommendation of the Nominating and Governance Committee, George I. Stoeckert was appointed to serve as a member of the Board of Directors. Effective August 12, 2015, Mr. Stoeckert was appointed as a member of the Compensation Committee and as a member of the Nominating and Governance Committee. Effective September 1, 2015, Mr. Stoeckert was appointed to serve as Chair of the Compensation Committee.

Audit Committee

The Audit Committee provides oversight of the quality and integrity of Onvia’s accounting, auditing and financial reporting practices. It exercises its oversight obligations through regular meetings with management and Onvia’s independent registered public accounting firm, Moss Adams LLP (“Moss Adams”).

The Audit Committee appoints and retains (subject to ratification by Onvia's stockholders) our independent auditors, reviews their independence, reviews and approves the planned scope of our annual audit, reviews and approves any fee arrangements with our auditors, oversees their work, reviews and pre-approves, as appropriate, any non-audit services that they may perform, reviews the adequacy of accounting and financial controls, reviews our critical accounting policies, and reviews and approves any related person transactions. The Audit Committee charter describes the Committee’s responsibilities. It is posted at http://media.corporate-ir.net/media_files/IROL/10/102122/Onvia_Audit_Committee_Charter_(2004)_213.pdf. The Board of Directors has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the SEC and NASDAQ rules. The Board of Directors designated James L. Brill, chair, as an “audit committee financial expert” as defined in SEC rules.

The Audit Committee is responsible for oversight of risks relating to Onvia’s accounting matters, financial reporting and legal and regulatory compliance. To satisfy these oversight responsibilities, the Committee meets regularly with Onvia’s Chief Financial Officer, legal personnel, Moss Adams and management. The Committee also receives regular reports regarding issues such as the status and findings of audits being conducted by the independent auditors, the status of material litigation, accounting changes that can affect Onvia’s financial statements and proposed audit adjustments.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the strategy and design of Onvia’s compensation and benefits programs, making recommendations to the Board for incentive compensation and equity based plans, making recommendations to the Board regarding the Chief Executive Officer’s compensation, reviewing and approving salaries and incentive compensation of Onvia’s executive officers, and administering Onvia’s stock option and incentive compensation plans. The Compensation Committee’s charter describes the Committee’s responsibilities. It is posted at http://media.corporate-ir.net/media_files/IROL/10/102122/Compensation_Committee_Charter_213.pdf. The Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of the NASDAQ rules, the “outside director” requirements of Section 162(m) of the Internal Revenue Code and the “non-employee director” requirements for Section 16 purposes under SEC rules.

The Compensation Committee is responsible for the oversight of risks relating to Onvia’s compensation and benefits programs. To assist it in satisfying these oversight responsibilities, the Committee meets regularly with management to understand the financial, human resources and stockholder implications of compensation decisions being made and the risks arising from Onvia’s compensation policies and practices. The Committee concluded that risks arising from Onvia’s compensation policies and practices are not reasonably likely to have a material adverse effect on Onvia. The Compensation Committee is directly responsible for the appointment, compensation and oversight of outside compensation consultants, legal counsel and any other advisors retained by the Committee. Although the Compensation Committee does not delegate its duties or responsibilities, it does consider the opinion of our Chief Executive Officer, Mr. Riner, when determining compensation for the executives that report to him. Mr. Riner makes no recommendations to the Compensation Committee regarding his own compensation.

Nominating and Governance Committee

The Nominating and Governance Committee identifies and recruits individuals to serve as Onvia’s directors, makes recommendations to the Board of Directors regarding director membership and chairs of the Board’s committees, advises the Board of Directors with respect to matters of Board composition and procedures, monitors emerging trends in corporate governance, develops and recommends to the Board of Directors corporate governance guidelines, considers recommended nominees submitted to the Board of Directors by stockholders, monitors company compliance with Onvia’s Code of Business Ethics and Conduct, a copy of which is available on Onvia’s website at www.onvia.com, and oversees the annual evaluation of the effectiveness of the Board of Directors and its committees. The Nominating and Governance Committee charter describes the Committee’s responsibilities. It is posted at http://media.corporate-ir.net/media_files/IROL/10/102122/Onvia_Nominating%20_Governance_Charter_213.pdf. The Board has determined that each member of the Nominating and Governance Committee meets the independence requirements of the NASDAQ rules.

The Nominating and Governance Committee is responsible for the oversight of risks relating to management and Board succession planning and stakeholder responses to Onvia’s ethics and business practices. To satisfy these oversight responsibilities, the Committee receives reports from Onvia’s officers responsible for each of these risk areas.

Stockholder Communications with Directors

We have established a communication mechanism so that our stockholders can communicate with our directors. Stockholders are welcome to communicate directly with the Board of Directors by contacting Mr. Skilling, our Chairman, by email at investorrelations@onvia.com with a subject line noting “Stockholder Communications to Onvia Board of Directors” or by writing to D. Van Skilling, Onvia, Inc., 509 Olive Way, Suite 400, Seattle, Washington 98101, ATTN: Stockholder Communications. Mr. Skilling will forward all such stockholder communications to the entire Board of Directors, a Board committee, or an individual director, as appropriate, at the next scheduled Board of Directors or committee meeting.

Director Attendance at Annual Stockholders Meetings

Onvia invites all directors to attend the Annual Meeting of Stockholders each year. Messrs. Riner, Skilling, Ballowe, Brill and Feldman attended the 2015 Annual Meeting.

Code of Ethics

All of our directors, officers and employees must adhere to our code of ethics, which is publicly available on our website at www.onvia.com and is also available in print to any stockholder upon request. This code reflects our long-standing commitment to honest and ethical conduct. The code addresses a number of topics, but is designed primarily to promote:

•	Ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	Full, fair, accurate, timely and understandable disclosure in the reports and documents we file with the SEC and in our other public communications;
•	Compliance with applicable laws, rules and regulations;
•	Prompt internal reporting of violations of the code; and
•	Accountability for adherence to the ethical standards set forth in the code.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the compensation committee during 2015 has (a) served as one of Onvia’s officers or employees or (b) any relationship requiring disclosure under Item 404 of the SEC’s Regulation S-K. None of Onvia’s executive officers serve as a member of the board of directors or compensation committee of any other company that has an executive officer serving as a member of Onvia’s Board of Directors or our compensation committee.

DIRECTOR NOMINATIONS

The Board of Directors has adopted procedures for nominating director candidates and considering nominees recommended by stockholders (the “Nomination Procedures”). The Nomination Procedures describe the process by which director candidates are selected, the qualifications that those candidates must and should possess, and the procedure for stockholders to submit recommendations for director nominees. The Nomination Procedures are administered by the Nominating and Governance Committee and are described below.

The Nominating and Governance Committee believes that candidates for director should meet certain minimum qualifications, including being able to read and understand financial statements, having substantial business experience, having high moral character and personal integrity, and having sufficient time to attend to their duties and responsibilities to Onvia. Exceptional candidates who do not meet all of these criteria may still be considered. The Nominating and Governance Committee will also consider the potential director’s independence, whether the member would be considered an “Audit Committee Financial Expert” as described in the applicable SEC standards, and the diversity that the potential director would add to the Board of Directors in terms of gender, ethnic background, and professional experience. The Nominating and Governance Committee has not adopted a diversity policy for director candidates.

The Nominating and Governance Committee identifies potential candidates through its members’ networks of contacts, by soliciting recommendations from other directors or executive officers, and, as appropriate, engaging search firms to identify and screen suitable director nominees. After the Nominating and Governance Committee has identified a potential candidate, publicly available information about the person is collected and reviewed. If the Nominating and Governance Committee decides to further pursue the potential candidate after this initial review, contact is made with the person. If the potential candidate expresses a willingness to serve on the Board of Directors, interviews are conducted with the potential candidate and additional information is requested. Candidates are chosen by a majority vote of the members of the Nominating and Governance Committee for recommendation to the Board of Directors.

Director Candidates Recommended by Stockholders

The Nominating and Governance Committee will consider director candidates recommended by stockholders on the same basis as other candidates, provided that the following procedures (in addition to others set forth in our bylaws) are followed in submitting recommendations:

1.	Stockholders desiring to recommend a director candidate should submit a written recommendation to Onvia’s Corporate Secretary at 509 Olive Way, Suite 400, Seattle, WA 98101.

2.	Submissions must include the potential candidate’s five-year employment history with employer names and a description of the employer’s business, the candidate’s experience with financial statements, and the candidate’s other board memberships.

3.	Submissions must be accompanied by a written consent of the director candidate to stand for election if nominated by the Nominating and Governance Committee and approved by the Board of Directors, and to serve if elected by the stockholders.

4.	Submissions must be accompanied by proof of ownership of Onvia’s common stock by the person submitting the recommendation.

Stockholders desiring to nominate persons for election to the Board of Directors, rather than recommend candidates for consideration, must follow the procedures set forth in our bylaws. See also the section entitled Proposals and Director Nominations for 2017 Annual Meeting in this proxy statement.

AUDIT COMMITTEE REPORT

The Audit Committee has three members, each of whom is an independent director under NASDAQ and SEC rules, and operates under a written charter adopted by the Board of Directors in March 2004.

The Audit Committee selects an independent registered public accounting firm to be engaged as our independent auditors. The independent auditors are responsible for performing an audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held four meetings during 2015. The meetings were designed to facilitate and encourage communications between the Audit Committee, management, and our independent registered public accounting firm, Moss Adams LLP (“Moss Adams”). Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal year 2015 with management and the independent auditors.

The Audit Committee discussed and reviewed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, and Rule 2-07 of Regulation S-X, Communications with Audit Committees.

The Audit Committee has received and reviewed the written disclosures and the letter from Moss Adams, as required by the PCAOB’s applicable requirements. Additionally, the Audit Committee has discussed with Moss Adams the issue of its independence from Onvia, and satisfied itself as to the auditors’ independence.

Based on its review of the audited consolidated financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Audit Committee

James L. Brill, Chair
D. Van Skilling
Roger L. Feldman

CHANGE IN INDEPENDENT AUDITORS

On June 20, 2014, Onvia filed a Current Report on Form 8-K (the “Form 8-K”) with the SEC reporting that, on June 16, 2014, we dismissed our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), and engaged Moss Adams LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. The dismissal of Deloitte and the appointment of Moss Adams were approved by Onvia’s Audit Committee.

Deloitte’s reports on Onvia’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2013 and 2012 and through June 16, 2014, there were (i) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of

Regulation S-K.

Onvia provided Deloitte with a copy of the Form 8-K and requested that Deloitte furnish Onvia with a letter addressed to the U.S. Securities and Exchange Commission stating whether Deloitte agrees with the disclosure contained in the Form 8-K. Onvia received the requested letter from Deloitte and a copy of Deloitte’s letter was filed as Exhibit 16.1 to the Form 8-K. During the years ended December 31, 2013 and 2012 and through June 16, 2014, neither Onvia nor anyone on Onvia’s behalf consulted Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Onvia’s financial statements, and no written report or oral advice of Moss Adams was provided to Onvia that Moss Adams concluded was an important factor considered by Onvia in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

Policy for Approval of Audit and Permitted Non-Audit Services

All audit and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Onvia’s independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s charter requires that the Committee review the scope and extent of audit services to be provided, including the engagement letter, prior to the annual audit, and review and pre-approve all audit fees to be charged by the independent auditors. In addition, the charter requires the Committee to pre-approve all additional non-audit matters to be provided by the independent auditors.

Audit and Related Fees

The following table sets forth the aggregate fees billed by Moss Adams for professional services rendered during the fiscal years ended December 31, 2015 and 2014 and by Deloitte for professional services rendered during the fiscal year ended December 31, 2014:

	2015	2014
Audit Fees	$194,000	$180,000
Audit-Related Fees		-
Tax Fees	-	23,000
All Other Fees		-
Total	$194,000	$203,000

Audit Fees

Audit Fees consist of professional services and related expenses rendered by Moss Adams for the audits of Onvia’s annual financial statements and review of financial statements included in Form 10-K and Form 10-Q and other statutory or regulatory filings.

Audit-Related Fees

No audit-related fees were rendered by Moss Adams and Deloitte for the years ended December 31, 2015 and 2014.

Tax Fees

Tax Fees include professional services rendered by Deloitte for tax return reviews and miscellaneous consulting.

All Other Fees

There were no other services rendered by Moss Adams or Deloitte that were not included above for the years ended December 31, 2015 and 2014.

Executive Compensation

2015 Summary Compensation Table

The following table sets forth the compensation paid to or earned by our President and Chief Executive Officer and the two other most highly compensated executive officers based on 2015 compensation (together, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation (1) ($)	Total ($)
Henry G. Riner	2015	$350,000	$-	$-	$-	$1,590	$351,590
President and CEO	2014	$350,000	$-	$-	$-	$1,560	$351,560
Cameron S. Way	2015	$225,000	$-	$-	$-	$1,353	$226,353
Sr. VP, Chief Financial Officer	2014	$225,000	$-	$-	$-	$1,353	$226,353
Naveen Rajkumar	2015	$225,000	$-	$-	$-	$-	$225,000
Sr. VP, Chief Information Officer	2014	$225,000	$-	$-	$-	$-	$225,000

(1)	Amounts shown represent 401(k) matching contributions made to the executive’s accounts.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each Named Executive Officer at the end of fiscal year 2015.

	Option Awards					Stock Awards
	Number of	Number of				Number of	Value of
	Securities	Securities				Shares or	Shares or
	Underlying	Underlying	Option			Units of	Units of
	Unexercised	Unexercised	Exercise	Option	Option	Stock That	Stock That
	Options	Options	Price	Grant	Expiration	Have Not	Have Not
Name	(#) Exercisable	(#) Unexercisable	($/Share)	Date	Date	Vested (#)	Vested ($)
Henry G. Riner(1)	180,000	0	$2.96	10/04/2010	10/04/2020	-
	8,750	6,250	$3.54	01/24/2013	01/24/2023	-
Cameron S. Way(1)	39,167	10,833	$3.00	01/26/2012	01/26/2022	-
	7,292	5,208	$3.54	01/24/2013	01/24/2023	-
	9,833	167	$4.12	01/25/2011	01/25/2021	-
	8,500	0	$7.29	04/29/2010	04/29/2020	-
Naveen Rajkumar(1)	10,000	0	$2.98	11/09/2010	11/09/2020	-
	39,167	10,833	$3.00	01/26/2012	01/26/2022	-
	7,292	5,208	$3.54	01/24/2013	01/24/2023	-
	4,000	0	$8.00	01/04/2010	01/04/2020	-
	4,000	0	$9.00	01/04/2010	01/04/2020	-
	4,000	0	$10.00	01/04/2010	01/04/2020	-
	4,000	0	$11.00	01/04/2010	01/04/2020	-
	4,000	0	$12.00	01/04/2010	01/04/2020	-

(1)	Messrs. Riner’s, Way’s and Rajkumar’s options have a five year vesting schedule, with twenty percent vesting upon the first anniversary of the grant date and ratable monthly vesting thereafter until fully vested.

Employment Agreements and Potential Payments upon Termination or Change in Control

Each of our Named Executive Officers is entitled to certain payments and benefits in the event of a termination of employment or a change in control transaction.

On March 28, 2016, Onvia and Mr. Riner entered into a Transition and Release Agreement (“Transition Agreement”) that sets forth the terms pursuant to which Mr. Riner will retire as President and Chief Executive Officer of Onvia. Mr. Riner will transition into a planned retirement and a 12-month consulting relationship with Onvia no later than June 30, 2017 or such earlier date that Onvia selects and announces a new Chief Executive Officer (“Transition Date”). It is expected that Mr. Riner will not be nominated by Onvia’s Board of Directors as a director upon expiration of his term (if elected) expiring at the 2017 Annual Meeting of Stockholders. Under the terms of the Transition Agreement, Mr. Riner will continue to serve as Onvia’s President and CEO on a full-time basis through the Transition Date and, unless terminated for cause, will continue to (i) receive his full annual base salary through June 30, 2017; (ii) be a participant in Company’s employee benefit plans through the Transition Date; (iii) be eligible to exercise any vested options on a cashless basis until September 30, 2017; and (iv) participate in the Company’s 2016 management incentive plan pursuant to which Mr. Riner is eligible to earn up to 50% of base salary if Company’s 2016 corporate bookings and EBITDA objectives are achieved. Additionally, Mr. Riner will receive compensation for any unused paid time off up to a maximum of 150 hours. Mr. Riner will make himself available as a consultant to Onvia’s Board of Directors and the Onvia executive team as requested from time to time by the Board of Directors or the Company’s new CEO for a period of 12 months after the Transition Date.

In addition to the compensation and benefits noted above, and in exchange for Mr. Riner’s entry into the Transition Agreement, his covenants and promises described therein, and his entry into an additional Release of Claims Agreement on his last of date of employment with the Company, the Company has agreed to pay Riner a lump sum cash payment of $362,000 on July 8, 2017.

Under the terms of the Transition Agreement, Riner is subject to non-compete and non-solicitation obligations for a period of 24 months following his last day of employment with the Company.

Under Mr. Riner’s employment arrangement in effect prior to the Transition Agreement, Mr. Riner received an annual base salary of $350,000. If Mr. Riner’s employment had been terminated without cause prior to the Transition Agreement, Onvia would have paid him 12 months’ base salary in exchange for a release.

Upon a change of control transaction that occurs prior to Mr. Riner’s Transition Date, vesting of 20% of Mr. Riner’s unvested stock options shall accelerate. If within 12 months of a change in control transaction, Mr. Riner’s employment is terminated without cause or for good reason, vesting of 100% of Mr. Riner’s unvested stock options shall accelerate.

Onvia’s Board of Directors approved a severance package in July 2010 for the then executives of the Company, including Naveen Rajkumar and Cameron Way. Upon termination of employment with Onvia without cause or by the executive for good reason, these executives will receive six months of (i) base salary, and (ii) medical and dental insurance benefits. Upon a change in control transaction, one hundred percent of the then-unvested options granted to these executives shall vest if such options are not assumed by the successor corporation (twenty-five percent if such options are assumed). If such options are assumed and the executive’s employment is either terminated other than for cause or good reason within twelve (12) months of a change of control transaction, one hundred percent of the executive’s then-unvested options shall vest and become exercisable.

Onvia’s Board of Directors approved the Leadership Team Equity Grant Program under the Onvia, Inc. 2008 Equity Incentive Plan (“Equity Grant Program”) in January 2015. Henry Riner, Naveen Rajkumar and Cameron Way are participants in the Equity Grant Program. Upon a change in control transaction and a material reduction in the executive’s responsibilities or authority as in effect before the change in control transaction, the vesting of all unvested options granted pursuant to the Equity Grant Program shall accelerate and become exercisable.

Termination of employment for “cause” means: (i) any material and willful misconduct, fraud, or bad faith on the part of the executive in the performance of the executive’s duties as an employee of Onvia; (ii) the conviction of the executive of, or the entry of the executive of a plea of guilty or no contest to, any felony; (iii) the material breach by the executive of any provision in any material agreement between the executive and Onvia, if such breach is unremediated within 30 days after the executive receives written notice of such breach; (iv) the failure of the executive to comply with any lawful order or instruction of Onvia’s Board of Directors or its Chief Executive Officer within five days after written notice of such failure; or (v) the executive’s repeated and serious violations of the published and written rules or policies of Onvia.

Termination of employment by the executive for “good reason” means: (i) Onvia’s material breach of the terms of any employment agreement; (ii) the assignment to the executive of any duties that are substantially inconsistent with or materially diminish the executive’s position; (iii) a material reduction of the executive’s salary, or material adverse modifications to the stock options awarded to the executive, or material reduction in the executive’s total compensation hereunder; or (iv) a requirement that the executive be based at any office or location more than fifty miles from the executive’s primary work location.

Only terminations of employment by Onvia without cause or by the Named Executive Officer for good reason or termination of employment due to disability will trigger the severance benefits described above.

Upon termination, and as a condition to the receipt of any severance payments or option acceleration, each Named Executive Officer must sign a release agreement and is subject to certain non-compete and non-solicitation provisions, which generally last one year after termination of employment, as well as certain confidentiality and non-disparagement obligations, which last indefinitely.

Director Compensation

General Description of Director Compensation

Onvia’s directors receive an initial stock option grant to purchase 4,000 shares of our common stock under our 2008 Equity Incentive Plan (“2008 Plan”) upon becoming an outside director, vesting over four years with a ten-year term and with an exercise price equal to the fair market value of Onvia common stock as of the grant date. Each independent director receives an automatic annual stock option grant to purchase 1,000 shares of our common stock under our 2008 Plan on the date of each Annual Meeting, vesting 100% in twelve months, with a ten-year term and with the exercise price equal to the fair market value of Onvia common stock as of the grant date. At the 2015 Annual Meeting, Mr. Ballowe, Mr. Brill, Mr. Feldman and Mr. Skilling each was granted an option to purchase 1,000 shares of our common stock under our 2008 Plan. Mr. Stoeckert, appointed as an independent director as of June 30, 2015, was granted an option grant to purchase 4,000 shares of common stock under our 2008 Plan upon appointment as a director.

In addition, the Board of Directors approved a policy to compensate each director who is an independent director as follows: (i) $5,000 per quarter ($7,500 per quarter for the Chairman) for attendance at Board and committee meetings during such quarter; and (ii) a stock option grant to purchase 18,750 shares of our common stock on the date on which such director first qualified as an independent director, vesting over four years with a ten-year term and with an exercise price equal to the fair market value of Onvia common stock as of the grant date, followed by annual stock option grants to purchase 5,000 shares (10,000 shares for the Chairman) of our common stock, vesting over four years with a ten-year term and with an exercise price equal to the fair market value of Onvia common stock as of the grant date, on each anniversary date of the 18,750 share grant. These stock option grants are made under our 2008 Plan. Mr. Ballowe, Mr. Brill, and Mr. Feldman each was granted an annual stock option grant to purchase 5,000 shares under the 2008 Plan on their respective anniversary dates on which they qualified as independent directors. As the Chairman, Mr. Skilling was granted an annual stock option grant to purchase 10,000 shares under the 2008 Plan on his anniversary date. Mr. Stoeckert, appointed as an independent director as of June 30, 2015, was granted an option grant to purchase 18,750 shares of common stock under the 2008 Plan upon qualifying as an independent director. Upon a change in control transaction, 100% of the then-unvested options granted under the 2008 Plan to directors shall vest if such options are not assumed by a successor corporation.

All directors are reimbursed for out-of-pocket expenses incurred in connection with activities as directors, including attendance at Board and committee meetings.

The following table presents the compensation paid to Onvia’s directors in 2015. Mr. Riner is excluded from the below table because he was not compensated for his services as director; his respective compensation as Chief Executive Officer and President is fully reflected in the Summary Compensation Table under the Executive Compensation section above.

2015 Director Compensation

Name	Fees Earned or Paid in Cash(l) ($)	Grant Date Fair Value of Option Awards (2) ($)	Total ($)
Jeffrey C. Ballowe(3)	$20,000	$10,254	$30,254
James L. Brill(3)	$20,000	$11,726	$31,726
Roger L. Feldman(3)	$20,000	$11,726	$31,726
D. Van Skilling(4)	$30,000	$17,703	$47,703
George I. Stoeckert(5)	$10,000	$42,029	$52,029
Michael E.S. Frankel(6)	$10,000	$-	$10,000

(1)	Amounts noted below represent fees earned in 2015. The quarterly payment for fourth quarter, 2015 was paid in January, 2016.

(2)	The dollar amount represents the aggregate grant date fair value of the awards granted computed in accordance with the stock-based accounting rules (Financial Standards Accounting Board ASC Topic 718) , excluding the effect of estimated forfeitures. The assumptions used in the calculation of these amounts are discussed in Note 2 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

(3)	Received compensation of $20,000 and 6,000 stock options under the 2008 Plan for his Board and committee service in 2015.

(4)	Received compensation of $30,000 and 11,000 stock options under the 2008 Plan for his role as the lead director or chairman and his committee service in 2015.

(5)	Appointed effective June 30, 2015. Earned compensation of $10,000 for Board and committee service in 2015 for third and fourth quarters and 4,000 stock options under the 2008 Plan upon becoming an outside director and 18,750 stock options under the 2008 Plan upon qualifying as an independent director.

(6)	Was a member of the Board up until May 6, 2015. Received compensation of $10,000 for Board and committee service in 2015 for first and second quarters.

Aggregate Number of Outstanding Options at 2015 Fiscal Year-End

The following table presents the aggregate number of outstanding options held by each director as of December 31, 2015. Mr. Riner is excluded from the table below because his outstanding options are fully reflected in the Outstanding Awards at 2015 Fiscal Year End table under the Executive Compensation section above and Mr. Frankel, whose term expired at the 2015 Annual Meeting of Stockholders, is excluded from the table below because he did not have any outstanding options as of December 31, 2015.

Name	Aggregate Options Outstanding (#)
Jeffrey C. Ballowe	63,171
James L. Brill	60,000
Roger L. Feldman	60,000
D. Van Skilling	90,000
George I. Stoeckert	22,750

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of all related person transactions (as defined in SEC rules). There were no such reportable transactions since January 1, 2014. Although we have not entered into any transactions with any immediate family member of a director or executive officer of our Company, if we were to do so, any such transaction that would qualify as a “related person transaction” must be approved by our Audit Committee prior to our Company entering into such transaction. A report is made to our Audit Committee annually disclosing all related persons employed by us and related persons employed by other companies with whom we had a material relationship during that year, if any.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors does not know of any business to be considered at the 2016 Annual Meeting of stockholders other than the proposals described in this Proxy Statement. If any other matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

PROPOSALS AND DIRECTOR NOMINATIONS FOR 2017 ANNUAL MEETING

For stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act to be presented at our 2017 Annual Meeting and included in our proxy statement, stockholder proposals must be received at our principal executive offices not later than the close of business on December 8, 2016.

Our Bylaws outline the process for stockholders to nominate a director or present any other business at an annual stockholders’ meeting other than pursuant to Rule 14a-8 of the Exchange Act. Pursuant to Onvia’s amended and restated bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in Onvia’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before, or make a nomination at, the 2017 Annual Meeting of Stockholders, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, Onvia’s Corporate Secretary at the principal executive offices of Onvia, no earlier than the close of business on January 18, 2017, and not later than the close of business on February 17, 2017. However, if the date of the 2017 Annual Meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from the anniversary date and less than sixty (60) days’ notice or public disclosure of the date of the meeting is given, the notice must be received not later than the tenth day following public disclosure of the meeting date. Stockholders are also advised to review Onvia’s amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the information that must accompany any such stockholder notice.

As to all such matters which Onvia does not have notice on or prior to February 17, 2017, discretionary authority shall be granted to the persons designated in Onvia’s proxy related to the 2017 Annual Meeting to vote on such proposal.

ADDITIONAL INFORMATION

A copy of Onvia’s 2015 Annual Report to Stockholders is being provided to each stockholder with this Proxy Statement, which includes a copy of Onvia’s Annual Report on Form 10K for the year ended December 31, 2015 as filed with the SEC.

By order of the Board of Directors,

D. Van Skilling
Chairman of the Board

April 7, 2016

Seattle, Washington

ONVIA®

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE DIRECTOR NOMINEES, "FOR" THE RATIFICATION OF MOSS ADAMS LLP AS ONVIA'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2016 AND "FOR" THE ADVISORY RESOLUTION APPROVING COMPENSATION FOR ONVIA'S NAMED EXECUTIVE OFFICERS.

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	For	Withhold		For	Withhold		For	Withhold
01 - James L. Brill – Class I	☐	☐	02 - D. Van Skilling – Class I	☐	☐	03 - Henry G. Riner – Class II	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Proposal to ratify the appointment of Moss Adams LLP as Onvia's independent registered public accounting firm for fiscal year 2016.	☐	☐	☐	3. Proposal to approve the advisory resolution on the compensation of Onvia's Named Executive Officers.	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments, postponements, continuations and reschedulings thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as the name appears stenciled on this proxy. When signing as attorney, executors, administrators, trustee, or guardian, please set forth your full title. If the stockholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X

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02AVEE

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — ONVIA, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 18, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONVIA, INC.

The undersigned hereby appoints Henry G. Riner and Cameron S. Way as proxies for the undersigned, with full powers of substitution, with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in Onvia, Inc. at the Annual Meeting of Stockholders to be held on May 18, 2016 at 1:00 p.m. Pacific Time, at Onvia's executive offices at 509 Olive Way, Suite 400, Seattle, Washington 98101, and any adjournment or postponements thereof with all powers the undersigned would possess if personally present. The undersigned hereby revokes any proxy previously given with respect to such stock.

This proxy, if properly executed, will be voted in accordance with the instructions given. Unless revoked or otherwise instructed, the shares represented by this proxy will be voted "FOR" the director nominees, "FOR" the ratification of the appointment of Moss Adams as Onvia's independent registered public accounting firm for fiscal year 2016 and "FOR" the advisory resolution approving compensation of Onvia's Named Executive Officers and in accordance with the discretion of the proxies upon all other matters which may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors presently knows of no other matters to be brought before the meeting.

PLEASE DATE AND MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on other side)